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                                                                     Exhibit 3.2

Microfilm Number____________   Filed with the Department of State on____________


Entity Number__________________
                                                   _____________________________
                                                   Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC NONPROFIT CORPORATION
                              DSCB:15-5915 (Rev 90)

         In compliance with the requirements of 15 Pa.C.S. ss. 5915 (relating to articles of amendment), the undersigned nonprofit corporation, desiring to amend its articles, hereby states that:

1.  The name of the corporation is:   DE&S HOLDING CO.
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2.   The (a) address of this corporation's current registered office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  1700 Tomlinson Road, Philadelphia, PA  19116-3848       Philadelphia
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          Number and Street      City      State     Zip             County

     (b) c/o:__________________________________________________________________
               Name of Commercial Registered Office Provider         County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation Law of 1988


4. The date of its incorporation is: 12/24/98
                                     --------
5. (Check, and if appropriate complete, one of the following):

        X The amendment shall be effective upon filing these Articles of
       ---
Amendment in the Department of State.

             The amendment shall be effective on: _________   at ___________
       ---                                          Date            Hour
6. (Check one of the following):

            The amendment was adopted by the members (or shareholders) pursuant --- to 15 Pa.C.S. ss. 5914(a).

        X   The amendment was adopted by the board of directors pursuant to 15
       ---  Pa.C.S. ss. 5914(b).

7. (Check, and if appropriate complete, one of the following):

         X The amendment adopted by the corporation, set forth in full, is as --- follows:

           The name of the Company shall be changed to Dollar Express, Inc.
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       ---   The amendment adopted by the corporation is set forth in full in
             Exhibit A attached hereto and made a part hereof.


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8. (Check, if the amendment restates the Articles):

             The restated Articles of Incorporation supersede the original --- Articles and all amendments thereto.


         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 14th day of December, 1999.


                                          DE&S HOLDING CO.
                                       ----------------------
                                       (Name of Corporation)

                                       BY:  /s/ Bernard Spain
                                          ---------------------
                                              (Signature)

                                       TITLE:  Chief Executive Officer
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